UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): August 26, 2021

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: [  ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 8.01.	Other Events.

As previously disclosed, on April 29, 2021, a putative class action complaint was filed in Delaware Chancery Court by Richard Barre, a purported shareholder, against Stereotaxis, Inc. (the “Company”) and its current directors, as defendants (the “Action”). The complaint alleged breaches of fiduciary duty against the defendants based on alleged disclosure deficiencies in the definitive proxy statement (the “Proxy Statement”) filed by the Company on April 9, 2021 relative to the vote at the Company’s 2021 Annual Meeting of Stockholders that was to be held on May 20, 2021 (the “2021 Stockholder Meeting”) seeking stockholder approval of issuance of shares under the Performance Share Unit Award (the “CEO Performance Award”) granted to David L. Fischel, the Company’s chief executive officer. The complaint sought various remedies, including a preliminary injunction seeking to enjoin the vote at the 2021 Stockholder Meeting to approve the issuance of shares for the CEO Performance Award.

Although the Company believed that the claims were wholly without merit and that no further disclosure was required to supplement the Proxy Statement under applicable law, as previously disclosed, the Company filed a supplement to the Proxy Statement on May 10, 2021 (the “Proxy Supplement”) addressing the alleged disclosure claims in order to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing. On May 12, 2021, the plaintiff withdrew the motion for a preliminary injunction and voluntarily dismissed the Action, reserving the right to apply for an award of attorneys’ fees and reimbursement of expenses.

On May 21, 2021, the Chancery Court approved a stipulation under which the plaintiff voluntarily dismissed the Action with prejudice as to itself only, but without prejudice as to any other putative class member. The Chancery Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the Proxy Supplement.

The Company subsequently agreed to pay $675,000 to plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the Action. The Chancery Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: August 27, 2021	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer